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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 8, 2007


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-19027                   84-1057605
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



      4250 Buckingham Dr. #100, Colorado Springs, CO 80907
            (Address of Principal Executive Offices)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01   Other Events.

     On January 5, 2007, Simtek Corporation (the "Company") received notice that the NASDAQ Stock Market LLC had approved the Company's application for listing of its common stock on The NASDAQ Capital Market. The Company's common stock is scheduled to begin trading on The NASDAQ Capital Market at the opening of the market on January 10, 2007, under the trading symbol "SMTK." Until that time, the Company's common stock will continue to be traded on the over-the-counter bulletin board. A copy of the Company's press release concerning the foregoing, dated January 8, 2007, is included herewith as Exhibit 99.1.



Item 9.01  Financial Statements and Exhibits.

     (d)  Exhibits.

          Exhibit Number    Description
          --------------    -----------

               99.1 Press release of the Company, dated January 8, 2007, titled "Simtek Corporation Approved for NASDAQ Capital Market Listing."

































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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SIMTEK CORPORATION


                                     By:  /S/ BRIAN ALLEMAN
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer


January 9, 2007

















































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                                  EXHIBIT INDEX



Exhibit Number                         Description
--------------                         -----------

     99.1 Press release of the Company, dated January 8, 2007, titled "Simtek Corporation Approved for NASDAQ Capital Market Listing."






















































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